Exhibit 99.1

TCF Financial Corporation

The leader in convenience banking

TCF Analyst Day

August 17, 2006

Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks,etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches;  changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties.  Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

1)    Strategic Overview & Business Update

Lynn A. Nagorske

Chief Executive Officer

2)    Corporate Profile

At June 30, 2006

•              $14.2 billion financial holding company headquartered in Minnesota

•              43rd largest1 U.S. based bank by asset size

•              36th largest1 based on market cap

•              455 bank branches, 136 branches opened since January 1, 2001

•              22nd largest branch network2

•              1,713 ATMs free to TCF customers; 1,210 off-site

•              11th largest issuer of VISA® Classic debit cards3

•              18th largest bank-owned equipment finance/leasing company in the U.S.4

•              ROA5 1.82%; ROE5 25.80%; ROTE5,6 30.83%

•              1,658,815 checking accounts

1     Source: CapitalBridge; 6/30/06

2     Source: SNL Financial, LLC; 7/3/06

3     Source: VISA; 1Q06; ranked by sales volume

4     Source: Equipment Leasing Association; 7/06

5     Annualized

6     Excludes the impact of intangibles (see reconciliation slide in the appendix)

3)    Corporate Profile

•              Bank branches located in six states

	At 6/30/06	At 1/1/01
Traditional	191	132
Supermarket	255	213
Campus	9	7
Total	455	352

	At 6/30/06	At 1/1/01
Minnesota	106	84
Illinois	202	167
Michigan	62	56
Colorado	44	12
Wisconsin	35	32
Indiana	6	1
Total	455	352

4)    Corporate Strategy

•              Convenience

•              TCF banks a large and diverse customer base by offering a host of convenient banking services:

•              Open seven days a week, 364 days/year

•              Traditional, supermarket and campus branches

•              1,713 ATMs free to TCF customers

•              Debit cards

•              Gift cards

•              Phone banking

•              TCF Totally Free OnlineSM banking

•              De Novo Expansion

•              TCF is increasing its market share through de novo expansion:

•              Opening new branches

•              Arizona

•              Starting new businesses

•              Offering new products and services

5)    Corporate Strategy

•        The Checking Account is the Anchor Account of the Banking Relationship

•              TCF has accumulated a large number of low cost checking accounts with significant fee income

•              Over 47% of profits are earned from the deposit side of the bank

•              TCF sources the majority of its consumer loans from its checking account base

•        TCF Emphasizes Power Assets® and Power Liabilities® to Generate Power Profits

•              These asset categories (consumer loans, commercial loans and leases) generate the highest returns and are funded by low interest cost core deposits

•              TCF’s net interest margin of 4.22% is 76 basis points higher than the Top 50 Banks1 as a result of this strategy

•              The Power Assets and Power Liabilities categories generate 90% of TCF’s profits

1          Source: CapitalBridge; 6/30/06

6)    Corporate Strategy

•        Strong Credit Quality through Secured Lending

•              As a result of our low cost deposit funding costs, we can minimize credit risk

•        TCF believes interest-rate risk should be minimized since speculation does not generate consistent profits and is high risk

•        Organized Geographically and by Function

•              Banking process is local and decentralized

•              Functional product line management is centralized

•              Operational functions which involve paper processing are centralized to produce greater efficiencies

•              Facilitates development of management and employee talent

•        TCF uses technology to enhance productivity, customer service and develop new products

•        Continue to repurchase TCF stock

7)    Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		YTD 2006
	Balance	Net Income	%
Commercial Lending	$2,839	$12,040	10%
Consumer Lending	5,349	24,093	19
Leasing and Equipment Finance	1,579	17,256	14
Total Power Assets®	$9,767	53,389	43

Traditional and Campus Branches	$7,268	41,968	33
Supermarket Branches	2,030	18,141	14
Total Power Liabilities®	$9,298	60,109	47
Total Power Assets & Liabilities		113,498	90
Equity and Other		11,785	10
Net Income		$125,283	100%

ROA[1]		1.82%
ROE[1]		25.80%

1       Annualized

8)    Interest Rate Risk & Capital Strategies

Neil W. Brown

President & Chief Financial Officer

9)    U.S. Treasury Yields

(Percent)

	Fed Funds	3 Month	1 Year	2 Year	5 Year	10 Year

August 2006	5.26%	5.10%	5.08%	4.91%	4.85%	4.93%
August 2005	3.50	3.54	3.93	4.16	4.28	4.42
Change	1.76%	1.56%	1.15%	0.75%	0.57%	0.51%

10)  TCF NIM vs. Top 50 Banks1

(Percent)

	TCF	Top 50 Banks[1]
2Q01	4.40	3.87
3Q01	4.55	3.87
4Q01	4.74	3.85
1Q02	4.83	4.09
2Q02	4.76	3.93
3Q02	4.68	4.06
4Q02	4.59	3.90
1Q03	4.45	3.80
2Q03	4.45	3.64
3Q03	4.57	3.72
4Q03	4.68	3.70
1Q04	4.52	3.56
2Q04	4.53	3.53
3Q04	4.56	3.53
4Q04	4.56	3.54
1Q05	4.56	3.56
2Q05	4.53	3.56
3Q05	4.43	3.53
4Q05	4.31	3.50
1Q06	4.25	3.50
2Q06	4.22	3.46

	2Q01	2Q06	Change
TCF	4.40%	4.22%	(18)bps
Top 50 Banks[1]	3.87%	3.46%	(41)bps
Difference	53 bps	76 bps	23 bps

1 Source: CapitalBridge

11)  One Year Interest Rate Gap

($ millions)

	12/02	12/03	12/04	12/05	6/06

Adjusted Gap	$1,110	$161	$585	$318	$(632)

% of Total Assets	9.1%	1.0%	4.7%	2.4%	(4.4%	)

12)  Changes in Net Interest Margin

		2006
		Second Quarter	First Quarter
Prior quarter		4.25%	4.31%

•	Balance sheet growth	(0.04)	(0.08)
•	Asset remix and gross yields	(0.05)	(0.04)
•	Repricing of variable-rate assets and liabilities	0.06	0.07
•	Other, net	-	(0.01)

Current quarter		4.22%	4.25%

13)  Total Power Asset and Power Liability Growth

Quarterly Average Balances

($ millions)

	2006	2005	Change
Power Asset Growth
Consumer home equity and other	$5,445	$4,677	$768	16.4%
Commercial	2,899	2,633	266	10.1
Leasing and equipment finance	1,625	1,412	213	15.1
Power Assets	$9,969	$8,722	$1,247	14.3%

Average yield	7.18%	6.52%	66 bps

Power Liability Growth
Non-interest bearing deposits	$2,397	$2,472	$(75)	(3.0% )
Interest-bearing checking	1,895	1,655	240	14.5
Savings and money market	2,882	2,584	298	11.5
Certificates of deposit	2,250	1,708	542	31.7
Power Liabilities	$9,424	$8,419	$1,005	11.9%

Average rate	1.97%	.98%	99 bps

14)  Consumer Home Equity and Commercial Loans

Quarterly Average Balances

($ million)

			Change Inc./(Dec.)
	6/30/06	6/30/05	$		%
Consumer Home Equity:
Variable-rate	$1,689	$2,595	$(906)		(35)%
Yield	8.69%	6.77%		192 bps

Fixed-rate	$3,722	$2,048	$1,674		82%
Yield	6.80%	6.72%		8 bps

Commercial:
Variable-rate	$1,098	$1,194	$(96)		(8)%
Yield	7.56%	5.67%		189 bps

Fixed- and adjustable-rate	$1,801	$1,439	$362		25%
Yield	6.23%	6.12%		11 bps

15)  Premier Checking & Savings Deposits +101%*

Quarterly Average Balances

($ 000s)

	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06

Premier Savings	$346	$437	$640	$780	$856
Premier Checking	580	695	828	938	1,001
Total	$926	$1,132	$1,468	$1,718	$1,857

Average Rate:	2.21%	2.87%	3.27%	3.38%	3.57%
1-month LIBOR spread	(.90)	(.73)	(.90)	(1.23)	(1.52)

*Twelve-month growth rate

16)  Capital

17)  Realized Tangible Equity¹

($ millions)

	12/02	12/03	12/04	12/05	6/06

Realized Tangible Equity[1]	$778	$764	$803	$865	$879

% of Total Assets:	6.38%	6.75%	6.51%	6.47%	6.19%

Target (6%):	$732	$679	$740	$802	$852

Excess Over Target:	$46	$85	$63	$63	$27

¹       See reconciliation to GAAP in appendix

18)  Risk-Based Capital

($ millions)

	12/02	12/03	12/04	12/05	6/06

Actual	$851	$842	$959	$1,050	$1,138
Well Capitalized Requirement	$777	$785	$881	$983	$1,023

Tier 1:	9.96%	9.75%	9.12%	8.79%	8.58%
Total:	10.95%	10.73%	10.88%	10.68%	11.12%

Target (10.6%):	$832	$824	$934	$1,042	$1,084
Excess RBC:	$74	$57	$77	$67	$115
Excess Over Target:	$19	$18	$25	$8	$54

19)  Return of Net Income to Stockholders

($ millions)

	Net	Dividends	Stock		% of Net
	Income	Paid	Repurchase	Total	Income

2002	$232.9	$86.5	$148.0	$234.5	101%
2003	215.9	93.0	150.4	243.4	113
2004	255.0	104.0	116.1	220.1	86
2005	265.1	114.5	93.5	208.0	78
2006¹	125.3	61.1	73.9	135.0	108

Total	$1,094.2	$459.1	$581.9	$1,041.0	95%

¹  Year-to-date

20)  Share Repurchase Program

•              Repurchased 2,900,000 shares of common stock during the first six months of 2006 at an average cost of $25.47 per share

•              At 6/30/06, 3.8 million shares remain available to purchase under board authorizations

21)  Dividend History

10-year compounded annual growth rate of 18% is the 5th highest among the 50 largest banks in the country¹

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Dividends Paid	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.46	²

Dividend Payout Ratio:	30%	28%	35%	36%	35%	37%	37%	43%	40%	43%	48%

¹       Source:  CapitalBridge

²       Year-to-date

22)  New Branch Expansion, Checking & Small Business Banking

Barry N. Winslow

Chief Operating Officer

23)  Total New Branches

Branches opened since January 1, 2001

	12/01	12/02	12/03	12/04	12/05	6/06	12/06 Projected

Supermarket Branches	20	35	40	51	58	61	64
Traditional and Campus Branches	5	17	31	50	71	75	89
Total	25	52	71	101	129	136	153

# of Branches Opened:	27	27	19	30	28	7	24
Percent of Total:	7%	13%	18%	23%	28%	30%	32%

24)  2006 New Branch Expansion

	Traditional	Supermarket	Campus	Total
Minnesota	-	3	-	3
Lakeshore	4	3	2	9
Michigan	6	-	1	7
Colorado	4	-	-	4
Arizona	1	-	-	1
Total	15	6	3	24

25)  New Traditional Branch Model - Net Income

($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10

Net Income¹	$(386)	$(103)	$(5)	$182	$237	$355	$417	$450	$556	$645

Traditional branch capital expenditure $3.5 million

¹       Includes deposits and consumer lending

26)  New Branch Total Deposits +79%*

Branches opened since January 1, 2001

($ millions)

	12/01	12/02	12/03	12/04	12/05	6/06

Deposits	$24	$142	$238	$442	$980	$1,246

*      Twelve-month growth rate

27)  New Branch Total Checking Accounts +35%*

Branches opened since January 1, 2001

(000s)

	12/01	12/02	12/03	12/04	12/05	6/06

Checking Accounts	29	60	103	158	214	252

*      Twelve-month growth rate

28)  New Branch Banking Fees & Other Revenue¹ +38%*

Branches opened since January 1, 2001

($ millions)

	2001	2002	2003	2004	2005	2006

First Quarter	$-	$1.1	$3.1	$6.3	$10.9	$15.4
Second Quarter	0.1	1.7	4.2	9.9	13.8	18.6
Third Quarter	0.3	2.1	4.9	10.6	15.0	-
Fourth Quarter	0.8	2.9	5.5	11.2	15.3	-

Total	$1.2	$7.8	$17.7	$38.0	$55.0	$34.0

¹       Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*      Twelve-month growth rate

29)  Checking Accounts +7%*

(000s)

	12/02	12/03	12/04	12/05	6/06

Supermarket Branches	549	608	652	678	700
Traditional and Campus Branches	789	836	883	925	959

Total	1,338	1,444	1,535	1,603	1,659

*      Year-to-date growth rate (annualized)

30)  Banking Fees and Other Revenue¹ +7%*

($ millions)

	2002	2003	2004	2005	2006

First Quarter	$72.7	$82.1	$87.7	$88.2	$94.4
Second Quarter	84.7	92.8	104.5	100.1	106.7
Third Quarter	87.7	94.3	103.0	104.7	-
Fourth Quarter	91.3	90.8	99.1	101.1	-

Total	$336	$360	$394	$394	$201

¹       Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*      Year-to-date growth rate (‘06 vs. ‘05)

31)  Retail Checking Deposits +9%*

($ millions)

	12/02	12/03	12/04	12/05	6/06

Supermarket Branches	$695	$829	$1,000	$1,125	$1,174
Traditional and Campus Branches	1,903	2,146	2,565	2,815	2,863

Total	$2,598	$2,975	$3,565	$3,940	$4,037

Average Rate:	.05%	.01%	.22%	.74%	.86%

*      Twelve-month growth rate

32)  Small Business Banking

33)  Small Business Checking Deposits

($ millions)

	12/02	12/03	12/04	12/05	6/06

Small Business Checking Deposits	$380	$461	$546	$607	$617

# of Accounts	91,385	102,557	113,605	122,956	130,314

34)  Small Business Services and Products

At June 30, 2006

•              $617 million in 0% interest checking account deposits

•              Small business loans up to $500,000; small business administration loans up to $150,000; home equity loans up to $500,000

•              86,440 TCF Business Check Cards SM

•              Introduced TCF Miles Plus Business Check Card SM loyalty program in April 2005

•              TCF Personal Pay Day® - employee benefit package (checking, savings, loan discounts, etc.) through participating businesses

35)  Banking Fee Income & Card Products

Earl D. Stratton

Chief Information Officer

36)  Summary of Banking Fee Income
($ millions)

For the Six Months
Ended June:	2006	2005	Change
Fees & service charges	$132.7	$124.7	6%
Card revenue	44.2	37.4	18
ATM	18.9	20.5	(8)
Other	5.3	5.6	(5)
Total	$201.1	$188.2	7%

37)  Customer Payment Activity
Transaction Volume
(millions)

	YTD 2Q06	YTD 2Q05	% Increase/ Decrease

Checks	48.2	54.5	(11.6)%
ACH	16.9	13.8	22.4%
ATM	16.5	16.5	(.3)%
Debit Card Purchases	86.5	75.0	15.3%

38)  Customer Behavior

•              Debit card transactions continue to replace checks

•              More debit card transactions than checks

•              More ACH transactions

•              More internet banking customers

•              Lower average account balances in 2006

39)  Card Revenue +18%*

($ millions)

	2002	2003	2004	2005	2006

First Quarter	$10.2	$13.2	$13.5	$17.6	$21.3
Second Quarter	11.8	14.8	16.0	19.8	22.9
Third Quarter	12.1	12.9	16.3	21.0	-
Fourth Quarter	13.1	12.1	17.7	21.4	-

Total	$47.2	$53.0	$63.5	$79.8	$44.2

Sales Volume:	$3,216	$3,899	$4,735	$5,673	$3,157	¹

Avg. Off-line Interchange Rate:	1.55%	1.43%	1.40%	1.43%	1.42	%¹

*      Year-to-date growth rate (‘06 vs. ‘05)

¹       Year-to-date

40)  Card Revenue

•              11th largest issuer of VISA® Classic debit cards¹

•              15th largest issuer of VISA® Commercial debit cards¹

•              20th largest overall issuer of VISA® cards¹

•              17% increase in sales volume2

•              Number of active accounts up 44,150, or 6%2, to 805,382

•              16.6 transactions per month on active cards, up 9%2

1  Source: VISA; 1Q06; ranked by sales volume

2 2Q06 vs. 2Q05

41)  TCF Visa® Gift Cards

•              Convenience theme extension

•              Holiday/event themed gift cards

•              Purchase-fee free  for customers

•              Multiple sales channels

•              Bulk orders - online available

42)  Merchant Gift Cards

•              Convenience differentiator

•              Allows customers to personalize gift

•              Purchase-fee free

•              Point of sale merchandising

•              Available online

43)  Return to Stockholders¹ + 18%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
6/87	$85.05	$110.34	$128.15
6/88	$76.64	$107.02	$119.30
6/89	$105.59	$130.55	$143.82
6/90	$76.26	$119.91	$167.53
6/91	$117.56	$138.76	$179.92
6/92	$225.27	$203.06	$204.05
6/93	$295.36	$244.55	$231.86
6/94	$304.72	$254.81	$235.12
6/95	$438.69	$288.03	$296.42
6/96	$627.69	$387.24	$373.49
6/97	$950.69	$604.53	$503.09
6/98	$1,156.51	$852.23	$654.83
6/99	$1,122.13	$886.04	$803.85
6/00	$1,066.08	$781.22	$862.12
6/01	$1,970.79	$1,010.73	$734.26
6/02	$2,136.98	$990.75	$602.18
6/03	$1,784.08	$1,062.82	$603.70
6/04	$1,672.97	$1,231.18	$719.07
6/05	$2,450.77	$1,318.41	$764.54
6/06	$2,590.40	$1,444.61	$830.52

¹       Assumes $100 invested June 18, 1986 with dividends reinvested

*      Annualized return since June 18, 1986

Source:  SNL Financial, LC and S&P

44)  Consumer Lending & Commercial Lending

Timothy P. Bailey

Chief Executive Officer &

President, TCF National Bank

45)  Consumer Home Equity Lending +16%*

($ millions)

	12/02	12/03	12/04	12/05	6/06

Total	$2,955	$3,588	$4,382	$5,149	$5,539

*      Twelve-month growth rate

46)  Consumer Home Equity Loans

At June 30, 2006

•              77% amortizing loans, 23% lines of credit

•              64% are 1st mortgages, 36% are 2nd mortgages

•              70% fixed rate and 30% variable rate (prime based)

•              Average home value of $234,2041

•              Yield 7.45%

•              Over-30-day delinquency rate .35%2

•              Net charge-offs: 2006 = .10%3, 2005 = .10% , 2004 = .09%

•              Average FICO score 720

1  Based on most recent appraisal values known to TCF

2  Excludes non-accrual loans

3  Annualized

47)  Geographic Statistics

	Mpls./St. Paul	Chicago	Detroit	Denver	Milwaukee	Phoenix

Population growth increase[1]	5.7%	3.7%	1.4%	7.9%	1.2%	14.7%

Unemployment[2]	3.5%	4.7%	7.0%	5.2%	5.5%	3.9%

Average home value[3]	$250,239	$252,306	$199,807	$269,388	$161,112	$366,997

Home median appreciation[4]	7.13%	9.33%	2.86%	5.10%	7.51%	32.81%

Average FICO[5]	727	704	730	723	708	722

1   Change in population from 2000 to 2005

Source: Claritas, Inc. 2006

2  June 2006 unemployment rate; 2005 unemployment rate for Detroit and Denver areas

Source: U.S. Department of Labor

3   Average home value of TCF’s portfolio by state; based on most recent appraisal values known to TCF

4   Year-to-date state appreciation rate (1Q06 vs. 1Q05)

Source: Mortgage Guaranty Insurance Corporation (MGIC); July 2006

5   Average FICO score for TCF’s portfolio by state

48)  Commercial Lending 11%*

($ millions)

	12/02	12/03	12/04	12/05	6/06

Commercial Business	$440.1	$427.7	$424.1	$435.2	$543.3
Commercial Real Estate	1,835.8	1,916.7	2,154.4	2,297.5	2,411.0

Total	$2,276	$2,344	$2,579	$2,733	$2,954

* Twelve-month growth rate

49)  Commercial Loans

At June 30, 2006

•              Commercial real estate

•              23% retail services

•              20% apartment loans

•              20% office buildings

•              Commercial business – $543 million

•              Yield 6.77%

•              Over-30-day delinquency rate .01%¹

•              Net charge-offs/(recoveries): 2006 = .03%², 2005 =(.08%) , 2004 = .03%

•              Approximately 99% of all commercial loans secured

•              CRE location mix: 94% Midwest, 6% Other

¹ Excludes non-accrual loans

² Annualized

50)  Commercial Real Estate Portfolio

($ 000s)

		Construction &
At June 30, 2006:	Permanent	Development	Total
Retail services	$531,026	$33,479	$564,505
Apartments	478,620	524	479,144
Office buildings	458,763	3,893	462,656
Warehouse/industrial buildings	293,237	10,727	303,964
Hotels and motels	107,034	-	107,034
Health care facilities	54,464	-	54,464
Other	321,060	118,201	439,261
Total	$2,244,204	$166,824	$2,411,028

51)  Leasing & Equipment Finance

Craig R. Dahl

EVP, TCF Financial Corporation

President, TCF Equipment Finance

Chariman, Winthrop Resources Corp.

52)  Leasing and Equipment Finance¹ +21%*

($ millions)

	12/02	12/03	12/04	12/05	6/06

Leasing and Equipment Finance	$1,047	$1,162	$1,389	$1,560	$1,744

¹       Includes operating leases

*      Twelve-month growth rate

53)  Leasing and Equipment Finance

At June 30, 2006

•              37th largest equipment finance/leasing company in the U.S.1

•              18th largest bank-owned equipment finance/leasing company in the U.S.²

•              Equipment type

•              18% manufacturing

•              18% specialty vehicle

•              17% construction

•              14% medical

•              13% technology

•              20% other

•              Yield 7.37%

•              YTD originations: 2006 = $530.2 million, 2005 = $380.5 million

•              Uninstalled backlog of $277.5 million; up $28 million from year-end 2005

•              Over-30-day delinquency rate .42%³

•              Net charge-offs: 2006 = .32%4, 2005 = 1.50%5, 2004 = .43%

1 Source: Equipment Leasing Association; 6/06

2 Source: Equipment Leasing Association; 7/06

3 Excludes non-accrual loans and leases

4 Annualized

5 Net charge-offs excluding leveraged lease were .18%

54)  Market Segment Composition

($ 000s)

At June 30:	2006	2005	Change
Middle market	$1,001,462	$789,222	26.9%
Small ticket	337,144	283,722	18.8
Winthrop	232,995	204,226	14.1
Wholesale	83,792	77,516	8.1
Leveraged lease	-	18,786	(100.0)
Subtotal	1,655,393	1,373,472	20.5
Other	22,248	46,396	(52.0)
Total	$1,677,641	$1,419,868	18.2%

55)  Leasing Strategy

•              Middle Market

•              Continue to develop niche markets

•              Great ability to have new reps with fast starts

•              Introduce Internet-based Front End system to program sources

•              Small Ticket

•              Medical continues to be strong emphasis

•              Continued development of larger opportunities with slight increase in ticket size

•              Winthrop Resources

•              Very effective in Healthcare segment

•              More emphasis on Retail segment

•              Maturing sales force will increase productivity

•              Wholesale

•              Segment has been de-emphasized since 2003

56)  Leasing Future

•              Look to grow all existing segments

•              Where we know the credit and collections profile, documentation process, etc.

•              Look to enter new segments

•              With similar transaction profiles (transaction size, credit profile, etc.)

•              Upgrade information technology systems

•              As always - be opportunistic

57)  Credit Quality

Paul B. Brawner

Senior Credit Officer

58)  Allowance for Loan & Lease Losses
($ millions)

	12/02	12/03	12/04	12/05		6/06

Allowance for Loan & Lease Losses	$77.0	$76.6	$79.9	$60.4		$59.2
Net Charge-offs (NCO)	$20.0	$12.9	$9.5	$24.5		$5.8

As a % of Loans & Leases:
Allowance	.95%	.92%	.85%	.59%		.54%
NCO	.25%	.16%	.11%	.25	%¹	.11	%²
Coverage Ratio	3.8X	5.9X	8.4X	2.5X		5.1X	²

¹  Net charge-offs excluding leveraged lease were .06%

²  Annualized

59)  Delinquencies (Over 30-Day)1

	12/02	12/03	12/04	12/05	6/06

Delinquencies (percent)	.57%	.47%	.37%	.43%	.32%

Delinquencies ($ millions)	$46.3	$38.7	$34.4	$43.6	$34.6

1 Excludes non-accrual loans and leases

60)  Non-Performing Assets

($ millions)

	12/02	12/03	12/04	12/05	6/06

Non-Accrual Loans and Leases	$43.6	$35.4	$46.9	$29.7	$25.1
Real Estate Owned	26.6	33.5	17.2	17.7	26.0
Total	$70.2	$68.9	$64.1	$47.4	$51.1

Reserves/NAs:	176%	216%	170%	204%	236%
NPAs/Assets:	.58%	.61%	.52%	.35%	.36%

61)  Potential Problem Loans*

($ millions)

	12/02	12/03	12/04	12/05	6/06

Consumer	$4.5	$-	$-	$-	$-
Commercial Real Estate	30.2	20.3	34.2	35.4	28.1
Commercial Business	33.4	12.7	18.1	11.8	15.4
Leasing and Equipment Finance	15.3	15.1	18.8	7.6	7.9

Total	$83.4	$48.1	$71.1	$54.8	$51.4

* Loans and leases primarily classified for regulatory purposes as substandard

62)  Net Charge-Offs by Business Line

	2002	2003	2004	2005	YTD¹ 2006

Consumer	.15%	.10%	.08%	.11%	.10%
Commercial real estate	.12	.07	.02	-	.01
Commercial business	1.35	.18	.04	(.51)	.14
Leasing and equipment finance²	.80	.69	.43	1.50	.32
Residential real estate	-	.01	.01	.01	.02
Total	.25	.16	.11	.25	.11

¹  Annualized

²  NCO’s excluding leveraged lease were .18% for 2005

63)  Power Asset Geographic Portfolio

($ millions)

At June 30, 2006:	Consumer Home Equity & Other	Commercial Real Estate & Commercial Business	Leasing and Equipment Finance	Total
Minnesota	$2,209	$800	$68	$3,077
Illinois	1,596	600	56	2,252
Michigan	989	836	88	1,913
Wisconsin	485	442	38	965
Colorado	244	45	35	324
Indiana	14	28	35	77
Other	43	203	1,358	1,604
Total	$5,580	$2,954	$1,678	$10,212

64)  Consumer Home Equity Loans

($ millions)

	2002	2003	2004	2005	6/06
Charge-offs	.18%	.11%	.09%	.10	.10%[1]
NPA’s	$23.5	$30.6	$22.0	$32.1	$26.9
$ delinquencies[2]	$18.3	$17.2	$15.1	$18.3	$19.5
% delinquencies[2]	.62%	.48%	.35%	.36%	.35%

¹    Annualized

²    Over 30 days; excludes non-accrual loans

NPA’s = Non-Performing Assets

65)  Commercial Real Estate Loans

($ millions)

	2002	2003	2004	2005	6/06
Charge-offs	.12%	.07%	.02%	-	.01	%¹
NPA’s	$13.3	$15.5	$6.6	$3.0	$12.9
$ delinquencies[2]	$6.8	$0.1	-	$10.0	$0.1
% delinquencies[2]	.37%	-	-	.44%	-

¹    Annualized

²    Over 30 days; excludes non-accrual loans

NPA’s = Non-Performing Assets

66)  Leasing and Equipment Finance

($ millions)

	2002	2003	2004	2005	6/06
Charge-offs	.80%	.69%	.43%	1.50%	.32%[1]
NPA’s	$18.7	$13.9	$25.7	$6.4	$4.9
$ delinquencies[2]	$10.2	$10.6	$9.0	$6.2	$7.1
% delinquencies[2]	1.00%	.93%	.67%	.41%	.42%

¹    Annualized

²    Over 30 days; excludes non-accrual loans and leases

NPA’s = Non-Performing Assets

67)  Top 50 Banks¹ - Net Charge-Offs

Six Months Ended June 30, 2006

(Percent)

CITY NATL CORP	CYN	(.08)%
MERCANTILE BANKS	MRBK	(.02)%
FREMONT GENERAL	FMT	(.01)%
NORTHERN TRUST	NTRS	-%
BANK NEW YORK	BK	.01%
FULTON FINANCIAL	FULT	.02%
NORTH FORK BANCP	NFB	.07%
WEBSTER FINL	WBS	.07%
MARSHALL &ILSLEY	MI	.08%
WACHOVIA CORP	WB	.09%
SUNTRUST BANKS	STI	.09%
UNIONBANCAL CORP	UB	.10%
ASSOC BANC-CORP	ASBC	.11%
TCF FINL CORP	TCB	.11%
BOK FINL CORP	BOKF	.12%
COMMERCE BANC NJ	CBH	.13%
BANK OF HAWAII	BOH	.15%
BANCORPSOUTH INC	BXS	.15%
ZIONS BANCORP	ZION	.16%
COMERICA INC	CMA	.16%
TD BANKNORTH INC	BNK	.16%
PNC FINANCIAL SE	PNC	.17%
FIRST CITIZENS-A	FCNCA	.17%
M&T BANK CORP	MTB	.17%
VALLEY NATL BANC	VLY	.18%
SYNOVUS FINL	SNV	.22%
FIRST HORIZON NA	FHN	.22%
COMMERCE BCSHS	CBSH	.23%
REGIONS FINANCIA	RF	.24%
CULLEN/FROST	CFR	.24%
BB&T CORPORATION	BBT	.25%
KEYCORP	KEY	.25%
WILMINGTON TRUST	WL	.26%
COLONIAL BANCGRO	CNB	.28%
SKY FINANCIAL GR	SKYF	.30%
COMPASS BANCSHS	CBSS	.30%
SOUTH FINANCIAL	TSFG	.31%
HUNTINGTON BANC	HBAN	.33%
AMSOUTH BANCORP	ASO	.33%
US BANCORP	USB	.35%
NATL CITY CORP	NCC	.38%
INTL BANCSHARES	IBOC	.45%
WHITNEY HLDG	WTNY	.47%
FIFTH THIRD BANC	FITB	.49%
WELLS FARGO & CO	WFC	.57%
JP MORGAN CHASE	JPM	.59%
POPULAR INC	BPOP	.61%
BANK OF AMERICA	BAC	.62%
FIRSTMERIT CORP	FMER	.68%
CITIGROUP INC	C	1.06%

WEIGHTED AVERAGE		.51%

¹    Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/06

Source:  CapitalBridge

68)  Conclusion

Lynn A. Nagorske

Chief Executive Officer

69)  NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year Ending	Stock Price	Dividends Paid
12/95	$8.28	$.15
12/96	$10.88	$.18
12/97	$16.97	$.23
12/98	$12.09	$.31
12/99	$12.44	$.36
12/00	$22.28	$.41
12/01	$23.99	$.50
12/02	$21.85	$.58
12/03	$25.68	$.65
12/04	$32.14	$.75
12/05	$27.14	$.85
6/06	$26.45	$.92	*

*   Annualized

70)  Appendix

71)  Reconciliation of GAAP to Non-GAAP Measures¹

($ 000s)

	Year-to-date
	2006	2005
Computation of Return on Equity (ROE):
Net income, as reported	$125,283	$134,106
Average stockholders’ equity, as reported	$971,051	$933,286
Return on equity	25.80%	28.74%

Computation of Return on Tangible Equity (ROTE):
Net income	$125,283	$134,106
Amortization of deposit based intangibles, net of any related tax effect	529	536
Net income, adjusted	$125,812	$134,642

Average stockholders’ equity	$971,051	$933,286
Average goodwill	152,599	152,599
Average deposit base intangible	2,173	3,826
Average tangible equity	$816,279	$776,861
Return on tangible equity (ROTE)	30.83%	34.66%

¹       In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet.  This allows management to review core operating results and core capital position of the Company.  This is consistent with the treatment by bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

72)  Reconciliation of GAAP to Non-GAAP Measures1

Realized Tangible Equity¹

($ 000s)

	12/02	12/03	12/04	12/05	6/06
Computation of Realized Tangible Equity:
Stockholders’ equity	$977,020	$920,858	$958,418	$998,472	$977,385
Less:
Goodwill	145,462	145,462	152,599	152,599	152,599
Deposit base intangibles	7,573	5,907	4,245	2,586	1,772

Tangible Equity	823,985	769,489	801,574	843,287	823,014
Less:
Net unrealized gains (losses) on securities available for sale	46,102	5,653	(1,416)	(21,215)	(55,516)

Realized tangible equity	$777,883	$763,836	$802,990	$864,502	$878,530

¹       In contrast to GAAP-basis measures, Realized Tangible Equity excludes goodwill, deposit base intangible assets and net unrealized gains (losses) on securities available for sale. This allows management to review the core capital position of the Company.  This is consistent with the treatment by the bank regulatory agencies which exclude goodwill, deposit base intangible assets and unrealized gains (losses) on securities available for sale from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common shareholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing and businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.